REGISTRATION RIGHTS AGREEMENT

This is a Registration Rights Agreement made as of the 14 day of March, 2001, by and between Life Systems, Corp., a Nevada corporation (the "Company") and Monahan & Biagi, P.L.L.C., or its assigns ("Holder").

WHEREAS, the Company and Holder have entered into a Settlement Agreement of even date herewith (the "Settlement Agreement") pursuant to which Company is to issue Holder warrants (the "Warrants") to purchase shares of its common stock; and

WHEREAS, as a condition to entering into the Settlement Agreement, the Company has agreed to provide registration rights with respect to the shares issuable upon conversion of the Warrants (the "Warrant Shares"), so that upon conversion the Holders will receive freely transferable shares;

NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, the parties agree as follows:

1. Definitions. For the purposes of this Agreement:

    The term "Act" means the Securities of 1933, as amended;

    The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Act and the declaration or ordering of effectiveness of such registration statement;

  The term "Registrable Securities" means (1) the Warrant Shares issuable or issued by the Company upon any exercise of the Warrants and (2) any stock of the Company issued as a dividend or other distribution with respect to, or in exchange or in replacement of, the Warrant Shares; and

  The term "Holder" means Monahan & Biagi, P.L.L.C. or any person holding Registrable Securities to whom these registration rights have been transferred pursuant to paragraph 9 of this Agreement.

2. Company Registration. If at any time the Company, either on its behalf or on behalf of any selling shareholder, proposes to register any of its stock under the Act in connection with the public offering of such securities on a form that would also permit the registration of the Registrable Securities, the Company shall cause to be registered under the Act all of the Registrable Securities at the Company's cost and expense and at no cost or expense to the Holder except as set forth in paragraph 4 of this Agreement.

3. Obligations of the Company. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) Prepare and file as promptly as possible with the Securities and Exchange Commission ("SEC") a registration statement with respect to such Registrable Securities and cause such registration statement to become and remain effective, and, if any stop order shall be issued by the SEC in connection therewith, obtain the removal of such order, until the earlier of (i) the public sale of all of the Registrable Securities registered thereunder or (ii) the expiration of one hundred eighty (180) days from the date such registration statement has been declared effective by the SEC.

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provision of the Act with respect to the disposition of all securities covered by such registration statement.

(c) Furnish to the Holders such numbers of copies of a prospectus,

including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d) Register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdiction as shall be appropriate for the distribution of the securities covered by the registration statement, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdiction, and further provided that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expensed incurred in connection with the qualification of the securities in that jurisdiction be borne by selling shareholders pro rata, to the extent required by such jurisdiction.

4 Registration Expenses. The Company shall bear the entire cost and expense of any registration of the Registrable Securities; provided, however, that the Holder shall be solely responsible for the fees of any counsel, accountants or other professionals retained by the Holder in connection with such registration and any transfer taxes or underwriting discounts or commissions applicable to the Registrable Securities sold by such Holder pursuant thereto.

5 Underwriting Requirements. If securities are proposed to be offered for sale pursuant to a registration statement by other security holders of the Company and the total number of securities to be offered by the holders of the Registrable Securities and such other selling security holders is required to be reduced pursuant to a request from the managing underwriter, and such request is consented to by the Holder, the aggregate number of Registrable Securities to be offered by the Holders pursuant to such registration statement shall equal the number which bears the same ratio to the maximum number of securities as are included in the registration statement (including those of the Holders) as the original number of Registrable Securities proposed to be sold by the Holders bears to the total original number of securities proposed to be offered by the Holders and the other selling security holders.

6 Indemnification. In the event any Registrable Securities are included in a registration statement under this Agreement:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder requesting or joining in a registration, any underwriter (as defined in the Act) for it, and each person, if any, who controls such Holder or underwriter within the meaning of the Act, against any losses, claims, damages, or liabilities, joint or several, to which they may become subject under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission not state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading or arise out of any violation by the Company of any rule or regulation promulgated under the Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration; and will reimburse each such Holder, such underwriter, or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this paragraph 6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld) nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter, or controlling person.

(b) Promptly after receipt by an indemnified party under this paragraph of notice of the commencement of any action, such indemnified party will, if a claim in respect hereof is to be made against any indemnifying party under this paragraph, notify the indemnifying party in writing of the commencement thereof and the indemnifying shall have the right to participate in, and, to the extent the indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this paragraph, but the omission so to notify the indemnifying party will not relieve him of any liability that he may have to any indemnified party otherwise than under this paragraph.

7 Registrations on Form S-3.

(a) If (i) a Holder or Holders request in writing (specifying that it is being made pursuant to this paragraph 7) that the Company file a registration statement on Form S-3 (or any successor form to Form S-3 regardless of its designation) for a public offering of shares of the Registrable Securities the reasonably anticipated aggregate price to the public of which would exceed One Million Dollars ($1,000,000), and (ii) the Company is a registrant entitled to use Form S-3 to register such shares, then the Company shall cause such shares to be registered on Form S-3 (or any successor to Form S-3).

(b) Holders' rights to registration under this paragraph 7 are in addition to, and not in lieu of, their rights to registration under paragraph 2.

8 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the Benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times subsequent to ninety (90) days after the effective date of the first registration statement covering an underwritten public offering filed by the Company;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the Securities Exchange Act of 1934, as amended (the "1934 Act"); and

(c) furnish to any Holder, so long as such Holder owns any of the Registrable Securities, forthwith upon request a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of said first registration statement filed by the Company), and of the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), a copy of the most annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing any Holder of any rule or regulation of the SEC permitting the selling of any such securities without registration.

9 Transfer of Registration Rights. The registration rights of the Holder under this Agreement may be transferred to any transferee who acquires at least five thousand (5,000) Warrants; provided, however, that the Company is given written notice by the Holder at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being assigned.

10 General Provisions

(a) Neither the giving of any notice by any Holder, the filing of a registration statement by the Company pursuant to this Agreement nor the making of any request for prospectuses by the Holder shall impose upon the Holder any obligation to sell any Registrable Securities.

(b) This Agreement may only be amended by a written instrument executed by the Company and the Holder.

(c) This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

(d) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

(e) All notices, requests, demands and other communications hereunder shall be made in accordance with the notice provisions of the Loan Agreement.

(f) The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

(g) Any provision of this Agreement which is held by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction(s) shall be, as to such jurisdiction(s), ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

(h) This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of Washington.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the date first above written.

Life Systems, Inc.

By /s/ Fereydoon Sadri

Its

HOLDER:

Monahan & Biagi, P. L.L.C.

By /s/ Signed

Its Authorized Signatory